UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 24, 2023
INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway,	Suite 1150	Plano,	Texas	75024
(Address of principal executive offices)				(Zip Code)
(214) 618-5243
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                            Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders (the “Annual Meeting”) of Integer Holdings Corporation (the “Company”) held on May 24, 2023, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company's definitive proxy statement for the Annual Meeting previously filed with the Securities and Exchange Commission. Each of the proposals was approved by the stockholders pursuant to the voting results set forth below.
Proposal 1: To elect 11 directors for a one-year term until their successors have been elected and qualified:

Name:	Shares FOR:	Shares WITHHELD:	Broker NON VOTE:
Sheila Antrum	30,629,009	292,122	1,090,180
Pamela G. Bailey	29,116,764	1,804,367	1,090,180
Cheryl C. Capps	30,629,355	291,776	1,090,180
Joseph W. Dziedzic	30,660,590	260,541	1,090,180
James F. Hinrichs	27,022,102	3,899,029	1,090,180
Jean Hobby	30,560,149	360,982	1,090,180
Tyrone Jeffers	30,568,751	352,380	1,090,180
M. Craig Maxwell	30,595,659	325,472	1,090,180
Filippo Passerini	30,595,808	325,323	1,090,180
Donald J. Spence	30,336,582	584,549	1,090,180
William B. Summers, Jr.	28,849,909	2,071,217	1,090,180
Proposal 2: To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Integer Holdings Corporation for fiscal year 2023:

FOR:	30,792,084
AGAINST:	1,212,329
ABSTAINED:	6,898
Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers:

FOR:	29,514,394
AGAINST:	1,397,401
ABSTAINED:	9,336
Broker NON-VOTE:	1,090,180
Proposal 4: To approve, on an advisory basis, the the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 YEAR:	28,739,224
2 YEAR:	4,271
3 YEAR:	2,160,176
ABSTAINED:	17,460
Broker NON-VOTE:	1,090,180
The Board of Directors has determined that, based upon such voting results, the Company will include a stockholder vote, on an advisory basis, on the compensation of its named executive officers on an annual basis until the next required stockholder vote, on an advisory basis, on the frequency of future stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	May 25, 2023	INTEGER HOLDINGS CORPORATION

		By:	/s/ McAlister Marshall
McAlister Marshall
Senior Vice President, General Counsel and Corporate Secretary